Peoples Heritage Financial Group

P.O. Box 9540                                                       NEWS RELEASE
Portland, ME 04112-9540

Tel: 207-761-8500                                                 [PEOPLES LOGO]




                             FOR IMMEDIATE RELEASE
                       FOR FURTHER INFORMATION, CONTACT:
        BRIAN ARSENAULT, SENIOR VICE PRESIDENT, CORPORATE COMMUNICATIONS
                                 (207) 761-8517



(Second quarter earnings conference call at 1:30 p.m. eastern time today, July 20, 1999. Conference call telephone number: 1 800 289-0436, confirmation code, 720976. 48-hour replay number available, 1 888 203-1112, same access code.)



           RECORD QUARTER EARNINGS AT PEOPLES HERITAGE FINANCIAL GROUP
            COMPANY TO COMMENCE REPURCHASE OF UP TO 4 MILLION SHARES


Portland, Maine, July 20, 1999 -- People Heritage Financial Group, Inc. (NASDAQ:PHBK) today announced record quarterly earnings of $40.8 million, or 39 cents per diluted share, for the second quarter ended June 30, 1999. The Company also announced plans to repurchase up to 4 million shares of its common stock in the open market.

The record quarterly earnings for the quarter ended June 30, 1999 were up 11% over operating earnings for the second quarter a year ago of $36.6 million, or 35 cents per diluted share. Net income was up $28.2 million, or 225 percent, from net income for the quarter ended June 30, 1998 but the second quarter of last year was negatively affected by one-time charges related to the acquisition of CFX Corporation.

For the six months ended June 30, 1999, the Company reported net income of $54.3 million, or 52 cents per diluted share, which was 25 percent higher than net income of $43.7 million, or 41 cents per diluted share, for the same period of 1998. Operating income for the first six months of 1999 was $78.3 million, or 75 cents per diluted share, 15 percent higher than operating income of $68.3 million, or 65 cents per diluted share, for the first six months of 1998.

"With a strong record quarter in hand, we decided to further enhance shareholder value by repurchasing shares," said William J. Ryan, Company Chairman, President and Chief Executive Officer.

Mr. Ryan said that management believes that plans to repurchase up to 4 million shares constitute an attractive use of the Company's capital at this time. He said that a repurchase program expresses the Company's confidence in its performance and its stock.

Mr. Ryan also announced that the Company will not be bidding on the divestitures resulting from the merger of Fleet Financial Group and BankBoston Corporation. He said that a key factor in the Company's decision not to bid was reaching agreement during the second quarter of 1999 to acquire Banknorth Group.

2

"Our early interest in the Fleet/BankBoston divestitures was to improve our Massachusetts franchise," said Mr. Ryan. "The Banknorth acquisition allows us to do that, gaining the second largest market share in the Worcester, Massachusetts area, New England's second largest city, while also providing us entry into Vermont and upstate New York and adding to our New Hampshire franchise. With that accomplished, the best next step for our shareholders is, in our view, a repurchase program."

Strengths of the quarter ended June 30, 1999 included double digit growth in consumer and commercial business loans over loan totals in those two categories at June 30, 1998. While total loans declined by 9% from June 30, 1998 to June 30, 1999, due mostly to the Company's securitization of $601 million of residential mortgages during the second quarter, net interest income grew by 3 percent because of the higher yields generated by commercial and consumer loans.

"We are consciously changing our balance sheet to focus on higher yielding consumer and commercial loans while reducing dependence on lower yielding mortgage loans," said Mr. Ryan.

Another strength of the quarter ended June 30, 1999 was a 12 percent increase in noninterest income over the same quarter a year ago. Fee income from the Company's insurance agency business increased 55% for the quarter ended June
30, 1999 over the quarter ended June 30, 1998 and trust and investment income increased 24% for the same periods.

Return on average equity (ROE) for the quarter ended June 30, 1999 was 18.08%, up a full point from the quarter ended June 30, 1998 and represented the first quarter the Company's ROE has exceeded 18 percent. Return on average assets for the second quarter of 1999 remained relatively stable at 1.25%. Net interest margin for the quarter ended June 30, 1999 was down to 3.62% for the second quarter, largely because of price competition on loans and an increased level of investment securities on the Company's balance sheet.

The Company achieved a new low in its efficiency ratio of 54.49% for the quarter ended June 30, 1999, as compared to 56.84% for the same quarter a year ago.

Peoples Heritage Financial Group is a multi-state banking and financial services holding company with total assets of $13.5 billion. The Company owns Peoples Heritage Bank with the leading market share in Maine, Bank of New Hampshire with the leading market share in the sate, Family/SIS Bank in Massachusetts and Glastonbury Bank & Trust in Connecticut. On June 2, 1999, the Company announced that it had reached agreement to acquire Banknorth Group, Inc. (NASDAQ:BKNG), a $4.4 billion bank holding company with banks in Vermont, Massachusetts, upstate New York and New Hampshire. The acquisition is expected to close around year-end 1999.


                                     (end)

Peoples Heritage Financial Group, Inc. and Subsidiaries
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (Unaudited)


                                                       June 30,
                                                 --------------------         %
(In Thousands)                                   1999            1998       Change
                                                 ----            ----       ------


Cash and due from banks                        $   397,060     $   467,038    -15%
Federal funds sold and other short-term
  investments                                       45,194         254,001    -82%
Securities available for sale                    5,044,822       2,181,199    131%
Securities held to maturity                        601,151         233,767    157%

Loans and leases held for sale                     132,325         653,272    -80%
Loans and leases:
  Residential real estate mortgages              1,533,439       2,704,749    -43%
  Commercial real estate mortgages               1,727,284       1,587,129      9%
  Commercial business loans and leases           1,267,105       1,136,649     11%
  Consumer loans and leases                      2,088,700       1,838,553     14%
                                               -----------     -----------
    Total loans and leases                       6,616,528       7,267,080     -9%
  Less: Allowance for loan losses                  110,639         110,371      0%
                                               -----------     -----------
    Loan and leases, net                         6,505,889       7,156,709     -9%

Premises and equipment                             139,541         145,246     -4%
Goodwill and other intangible assets               117,144         122,324     -4%
Mortgage servicing rights                           47,314          96,056    -51%
Bank owned life insurance                          222,262          65,152    241%
Other assets                                       226,996         234,977     -3%
                                               -----------     -----------

                                               $13,479,698     $11,069,741     16%
                                               ===========     ===========

----------------------------------------------------------------------------------

LIABILITIES & SHAREHOLDERS' EQUITY

Deposits:
  Regular savings                              $ 1,285,715     $ 1,352,426     -5%
  Retail money market and NOW accounts           2,112,302       1,880,620     12%
  Retail certificates of deposit                 3,335,663       3,417,945     -2%
  Brokered deposits                                185,155         303,995    -39%
  Demand deposits                                1,285,492       1,256,978      2%
                                               -----------     -----------

    Total deposits                               8,204,327       8,211,964      0%
                                               -----------     -----------

Borrowings from Federal Home Loan Bank           3,644,173       1,736,569    110%
Securities sold under repurchase agreements        568,413         540,201      5%
Other borrowings                                    33,441          29,809     12%
Other liabilities                                   65,839         136,204    -52%
                                               -----------     -----------

    Total liabilities                           12,516,193      10,654,747     17%
                                               -----------     -----------

Company obligated, mandatorily redeemable
  securities of subsidiary trust holding
  solely parent junior subordinated
  debentures                                        68,775         100,000    -31%

Shareholders' equity                               894,730         854,994      5%
                                               -----------     -----------

                                               $13,479,698     $11,609,741     16%
                                               ===========     ===========

----------------------------------------------------------------------------------




Peoples Heritage Financial Group, Inc. and Subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(In Thousands, except number of                             Six Months Ended June 30,   %         Three Months Ended June 30,   %
shares and per share data)                              ------------------------------          ------------------------------
                                                             1999        1998         Change       1999            1998       Change
                                                        ----------------------------------------------------------------------------
Interest and dividend income                         $     430,598 $    418,293         3%    $    220,350   $    208,614       6%
Interest expense                                           213,534      205,522         4%         111,224        102,395       9%
                                                     ------------- ------------               ------------   ------------
Net interest income                                        217,064      212,771         2%         109,126        106,219       3%
Provision for loan and lease loans                           7,130        6,484        10%           3,565          3,235      10%
     Net interest income after provision             ------------- ------------               ------------   ------------
     for loan and lease losses                             209,934      206,287         2%         105,561        102,984       3%
                                                     ------------- ------------               ------------   ------------

Noninterest income:
     Customer services                                      23,550       19,555        20%          12,738         10,070      26%
     Mortgage banking services                              10,781       16,884       -36%           6,576          9,517     -31%
     Trust and investment advisory services                  9,645        7,796        24%           5,200          4,189      24%
     Net gains on sales securities of                          278        2,052       -86%             260              2      NM
     Insurance commissions                                   9,596        5,688        69%           4,314          2,790      55%
     Bank owned life insurance                               5,318        1,926       176%           3,009            878      NM
     Other noninterest income                                4,046        5,089       -20%           1,683          2,828     -10%
                                                     ------------- ------------               ------------   ------------
                                                            63,214       58,990         7%          33,780         30,274      12%
                                                     ------------- ------------               ------------   ------------
Noninterest expense:
     Salaries and employee benefits                         79,340       82,995        -4%          39,170         40,183      -3%
     Data processing                                        14,099       11,410        24%           7,093          5,596      27%
     Occupancy and equipment expense                        24,118       24,556        -2%          12,362         11,472       8%
     Distributions on securities of subsidiary trust         3,571        4,530       -21%           1,585          2,286     -31%
     Amortization of goodwill & deposit premiums             5,901        5,776         2%           2,993          2,914       1%
     Special charges (1)                                    33,235       35,374        -6%               0         34,474     100%
     Other noninterest expense                              30,052       34,694       -13%          16,169         17,422      -7%
                                                     ------------- ------------               ------------   ------------
                                                           190,316      199,335        -5%          79,312        114,347     -31%
                                                     ------------- ------------               ------------   ------------

Income before income tax expense                           82,832        65,942        26%          60,029         18,911      NM
Income tax expense                                         28,572        22,290        28%          19,263          6,375      NM
                                                     -------------   ----------               ------------   ------------
     Net income                                      $     54,260  $     43,652        24%    $     40,766   $     12,536      NM
                                                     ------------- ------------               ------------   ------------

Weighted average shares outstanding
     Basic                                            103,708,421   103,391,860         0%     103,957,104    103,404,866       1%
     Diluted                                          105,003,725   105,750,425        -1%     105,121,969    105,761,510      -1%
Earnings per share:
     Basic                                           $       0.52  $       0.42        24%    $       0.39   $       0.12     225%
     Diluted                                         $       0.52  $       0.41        25%    $       0.39   $       0.12     225%

-----------------------------------------------------------------------------------------------------------------------------------

Operating Financial Data
------------------------

Operating non-interest expense (2)                   $    157,081  $    163,961        -4%    $     79,312   $     79,873      -1%
Operating net income (3)                             $     78,339  $     68,279        15%    $     40,766   $     36,578      11%
Basic Operating earnings per share (3)               $       0.76  $       0.66        14%    $       0.39   $       0.35      11%
Diluted operating earnings per share (3)             $       0.75  $       0.65        16%    $       0.39   $       0.35      11%

(1) Consists of merger related charges of $25,871 and $35,374 and costs to discontinue the correspondent mortgage business of $7,364 and $0 for the six months ended June 30, 1999 and 1998. For the quarter ended June 30, 1998, special charges consists of merger related charges.

(2) Excludes pre-tax special charges of $33,235 ad $35,374 for the six months ended June 30, 1999 and 1998 and $0 and $34,474 for the quarters ended June 30, 1999 and 1998, respectively.

(3) Excludes post-tax special charges of $24,079 and $24,627 for the six months ended June 30, 1999 and 1998 and $0 and $24,042 for the quarters ended June 30, 1999 and 1998, respectively.

PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------

(In Thousands, except number of
 shares and per share data)                     Six Months Ended June 30,                 Three Months Ended June 30,
                                             -------------------------------           ---------------------------------
                                                 1999               1998                   1999                 1998
                                             ------------       ------------           ------------         ------------

Net interest income                          $    217,064       $    212,771           $    109,126         $    106,219
Net income                                   $     54,260       $     43,652           $     40,766         $     12,536
Operating net income(1)                      $     78,339       $     58,279           $     40,766         $     36,578
Shares outstanding (end of period)            104,676,162        103,229,013            104,676,162          103,229,013
Weighted average shares outstanding:
     Basic                                    103,708,421        103,391,860            103,957,104          103,404,866
     Diluted                                  105,003,725        105,750,425            105,121,969          105,761,510

Earnings per share:
     Basic                                   $       0.52       $       0.42           $       0.39         $       0.12
     Diluted                                 $       0.52       $       0.41           $       0.39         $       0.12

Operating earnings per share(1):
     Basic                                   $       0.76       $       0.66           $       0.39         $       0.35
     Diluted                                 $       0.75       $       0.65           $       0.39         $       0.35

Operating cash earnings per share(2):
     Basic                                   $       0.81       $       0.72           $       0.42         $       0.38
     Diluted                                 $       0.80       $       0.70           $       0.42         $       0.37


Shareholders' equity                         $    894,730       $    854,994           $    894,730         $    854,994
Book value per share                         $       8.55       $       8.28           $       8.55         $       8.28
Tangible book value per share                $       7.43       $       7.10           $       7.43         $       7.10

------------------------------------------------------------------------------------------------------------------------
Ratios:

Net interest margin (net interest income
     as a % of average earning assets)(3)            3.74%              4.07%                  3.62%                4.03%
Net interest spread (yield on earning
     assets minus yield on interest-
     bearing liabilities)(3)                         3.24%              3.53%                  3.14%                3.47%

Return on average assets                             0.87%              0.76%                  1.25%                0.43%
Operating return on average assets(1)                1.25%              1.19%                  1.25%                0.27%
Operating cash return on average assets(2)           1.36%              1.31%                  1.36%                1.38%

Returns on average equity                           12.34%             10.32%                 18.08%                5.86%
Operating return on average equity(1)               17.82%             16.14%                 18.08%               17.08%
Operating cash return on average equity(2)          22.20%             20.54%                 22.32%               21.58%

Tier 1 leverage capital ratio at end of
     period                                          6.88%              7.17%                  6.88%                7.17%

Efficiency ratio(4)                                 54.83%             59.11%                 54.49%               56.84%

Non-performing loans                         $     51,739       $     59,480           $     51,739         $     59,480
Total non-performing assets                  $     62,320       $     71,650           $     62,320         $     71,650
Non-performing loans as a % of total loans           0.78%              0.82%                  0.78%                0.82%
Non-performing assets as a % of total
     assets                                          0.46%              0.62%                  0.46%                0.62%

Full service banking offices                          220                227                    220                  227

------------------------------------------------------------------------------------------------------------------------

(1) Excludes merger related and special charges of $24,079 and $24,627 after tax for the ended six months ended June 30, 1999 and 1998 and $0 and $24,042 after tax for the quarters ended June 30, 1999 and 1998, respectively.
(2) Earnings before special charges and amortization of goodwill and core deposit premiums.
(3) Adjusted to fully taxable equivalent basis.
(4) Excludes distributions on securities of subsidiary trust, net gains on sales of securities and special charges.

PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
====================================================================================================================
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                                    THREE MONTHS ENDED JUNE 30,
--------------------------------------------------------------------------------- ----------------------------------
                                                              1999                               1998
--------------------------------------------------------------------------------- ----------------------------------
                                                   Average            Yield/          Average            Yield/
(Dollars in Thousands)                             Balance            Rate            Balance            Rate
--------------------------------------------------------------------------------- ----------------------------------

Assets

Loans and leases(1)
Residential real estate mortgages                $ 1,801,616           7.24%        $ 3,363,259           7.44%
Commercial real estate mortgages                   1,689,588           8.77%          1,600,841           9.44%
Commercial loans and leases                        1,232,071           8.47%          1,090,450           9.35%
Consumer loans and leases                          2,081,520           8.63%          2,017,090           8.87%
                                                 -----------                        -----------
                                                   6,804,795           8.27%          8,071,640           8.45%
Securities                                         5,103,801           6.12%          2,462,955           6.27%
Federal funds sold & other short-term
  investments                                        189,798           4.93%             96,298           2.64%
                                                 -----------                        -----------
Total earning assets                              12,098,394           7.31%         10,630,893           7.90%

Earning assets                                       950,405                            948,706
                                                 -----------                        -----------
Total assets                                     $13,048,799                        $11,579,599
                                                 ===========                        ===========

Utilities & Shareholders' Equity

Interest-bearing deposits:
Regular savings                                  $ 1,268,159           2.03%        $ 1,361,919           2.38%
Retail money market and NOW accounts               2,078,200           2.41%          1,915,109           2.56%
Retail certificates of deposit                     3,391,976           4.93%          3,472,084           5.46%
Brokered deposits                                    201,244           5.60%            315,289           5.73%
                                                 -----------                        -----------
  Total interest-bearing deposits                  6,939,579           3.67%          7,064,401           4.09%
Borrowed funds                                     3,769,847           5.09%          2,215,643           5.49%
                                                 -----------                        -----------
Total interest-bearing liabilities                10,709,426           4.17%          9,280,044           4.43%
Demand accounts                                    1,284,420                          1,220,460
Other liabilities                                     80,378                            120,338
Minority interest                                     69,987                            100,000
Shareholders' equity                                 904,588                            858,757
                                                 -----------                        -----------
  Total liabilities, minority interest
          and shareholders' equity               $13,048,799                        $11,579,599
                                                 ===========                        ===========

earning assets                                   $ 1,388,968                        $ 1,350,849
                                                 ===========                        ===========

interest income (fully taxable equivalent)       $   108,402                        $   107,029
: fully taxable equivalent adjustments                  (464)                              (810)
                                                 -----------                        -----------
interest income                                  $   107,938                        $   106,219
                                                 ===========                        ===========

interest rate spread (fully taxable equivalent)                        3.14%                              3.47%
interest margin (fully taxable equivalent)                             3.62%                              4.03%
--------------------------------------------------------------------------------- ----------------------------------

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
====================================================================================================================
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                                     SIX MONTHS ENDED JUNE 30,
--------------------------------------------------------------------------------- ----------------------------------
                                                              1999                               1998
--------------------------------------------------------------------------------- ----------------------------------
                                                   Average            Yield/          Average            Yield/
(Dollars in Thousands)                             Balance            Rate            Balance            Rate
--------------------------------------------------------------------------------- ----------------------------------

Assets

Loans and leases(1)
Residential real estate mortgages                $ 2,176,886           7.32%        $ 3,375,738           7.55%
Commercial real estate mortgages                   1,671,443           8.91%          1,598,831           9.50%
Commercial loans and leases                        1,186,214           8.81%          1,052,483           9.33%
Consumer loans and leases                          2,104,142           8.61%          1,995,058           8.92%
                                                 -----------                        -----------
                                                   7,138,685           8.32%          8,022,110           8.51%
Securities                                         4,346,071           6.10%          2,444,191           6.44%
Federal funds sold & other short-term
  investments                                        188,141           4.52%            103,638           3.64%
                                                 -----------                        -----------
Total earning assets                              11,672,897           7.43%         10,569,939           7.99%

Earning assets                                       932,494                            986,128
                                                 -----------                        -----------
Total assets                                     $12,605,391                        $11,556,067
                                                 ===========                        ===========

Utilities & Shareholders' Equity

Interest-bearing deposits:
Regular savings                                  $ 1,252,356           2.03%        $ 1,371,929           2.43%
Retail money market and NOW accounts               2,057,633           2.40%          1,877,951           2.82%
Retail certificates of deposit                     3,420,717           5.06%          3,463,053           5.32%
Brokered deposits                                    206,344           5.32%            302,750           5.83%
                                                 -----------                        -----------
  Total interest-bearing deposits                  6,937,050           3.73%          7,015,683           4.11%
Borrowed funds                                     3,349,000           5.13%          2,287,356           5.52%
                                                 -----------                        -----------
  Total interest-bearing liabilities              10,286,050           4.19%          9,303,039           4.46%
Demand accounts                                    1,283,622                          1,163,299
Other liabilities                                     71,708                            136,588
Minority interest                                     77,452                            100,000
Shareholders' equity                                 886,559                            853,141
                                                 -----------                        -----------
  Total liabilities, minority interest
          and shareholders' equity               $12,605,391                        $11,556,067
                                                 ===========                        ===========

earning assets                                   $ 1,386,847                        $ 1,266,900
                                                 ===========                        ===========

interest income (fully taxable equivalent)       $   218,113                        $   214,142
: fully taxable equivalent adjustments                (1,049)                            (1,371)
                                                 -----------                        -----------
interest income                                  $   217,064                        $   212,771
                                                 ===========                        ===========

interest rate spread (fully taxable equivalent)                        3.24%                              3.53%
interest margin (fully taxable equivalent)                             3.74%                              4.07%
--------------------------------------------------------------------------------- ----------------------------------

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.